Exhibit 10.7(a)

522 Fifth Avenue

New York, NY 10036

June 1, 2017

PGR Capital LLP

Liberty House

222 Regent Street

London W1B STR,

UK

Attention: Casey Grylls

Re:   Management Agreement Renewals

Dear Mr. Grylls:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2018 and all other provisions of the Management Agreements will remain unchanged.

•	PGR Master Fund L.P.

•	Diversified 2000 Futures Fund L.P.

•	MSSB Spectrum Strategic L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036 or fax to 866-428-9026. If you have any questions, I can be reached at 212-296-6808 or contact Jack Yuen at 212-296-1320.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

PGR CAPITAL LLP

By:	/s/ Casey Grylls
Print Name: CASEY GRYLLS
PE/kg PARTNER